                                      JPMORGAN
                               EQUITY GROWTH II FUND
                                 SEMI-ANNUAL REPORT

                                    JUNE 30, 2001
                                     (UNAUDITED)

JPMORGAN EQUITY GROWTH II FUND


LETTER TO THE SHAREHOLDERS

August 6, 2001

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Equity Growth II Fund for the six months ended June 30, 2001:

PROLONGED CORRECTION IN TECHNOLOGY STOCKS
In the six months under review, the technology stock correction continued to dominate the equity market. During the early months of the year it became evident that not even the sector's blue chips would escape the downturn in technology and telecommunications equipment spending. Consequently, the stock prices of respected companies like Cisco Systems, EMC, Oracle and Sun Microsystems fell heavily.

Losses were not limited to the technology sector. Financial stocks moved lower in sympathy with falling equity prices, shrinking trading volumes and dwindling corporate finance business. And, pharmaceutical companies suffered from bad news regarding the development of new drugs, which appeared to reduce their earnings prospects. In particular, the Food & Drug Administration (FDA) showed signs of becoming increasingly conservative.

By April, however, market conditions began to improve. Many investors speculated that rate cuts of 200 basis points in just 16 weeks would prevent the technology downturn spreading to the wider economy. Stocks staged a strong rally led by growth stocks, but this fizzled out in May and June as companies from a range of sectors warned of lower than expected profits.

By the end of the six-month period, investors were awaiting second quarter corporate profits for further evidence of how their portfolio companies were faring. The latest macro economic statistics suggested the economy was not in decline. At the same time, the Federal Reserve had reduced rates by a further 75 basis points in May and June, providing further economic stimulus.

RESILIENCE IN VALUE, MID AND SMALL CAP STOCKS
In this volatile environment, mid and small cap stocks performed relatively well. Although the late 1990s bull market had propelled large capitalization growth stocks to demanding valuations, many mid-sized and small companies were much more reasonably valued. This was particularly the case for industrial companies with strong cash flow, but muted earnings growth.

The resilience of these stocks is demonstrated by the returns of the various equity market indices. While the S&P/BARRA Growth Index and S&P 500 Index lost 11.04% and 6.69% respectively in the six months ending June 30th, the S&P/BARRA Value Index fell just 2.50% and the S&P 600 Small Cap Index actually rose 6.23%.

OUTLOOK

Looking forward, it is likely that small and mid cap companies will continue to outperform in the medium term. The broader market is currently in a trading range as investors await evidence that rate cuts will stimulate stronger growth later in the year. In this case, negative earnings surprises would start to be replaced with announcements of better than expected profits.

Sincerely yours,

/s/ George Gatch

George Gatch
Managing Director

JPMORGAN EQUITY GROWTH II FUND
As of June 30, 2001
(unaudited)

HOW THE FUND PERFORMED
JPMorgan Equity Growth II Fund, which seeks capital appreciation through a portfolio of large capitalization growth stocks, fell 10.95% in the six months ended June 30, 2001. This compares with a loss of 11.04% for the S&P 500/BARRA Growth Index.

HOW THE FUND WAS MANAGED
At a time when large cap growth stocks came under considerable selling pressure, the Fund marginally outperformed its benchmark. Technology stocks fell swiftly in the first few months of the year, as the extent of the downturn in technology spending became clear. This led to the Fund underperforming its benchmark in the first quarter. Decisive action to reduce the technology weight, however, helped the Fund outperform in the second quarter to bring first half performance close to that of the S&P/BARRA Growth Index.

The information technology sector experienced a roller coaster ride. In the first quarter, it corrected sharply, with large losses experienced by blue chips like Cisco Systems, EMC and Oracle. But the sector rebounded in April, as investors speculated that the powerful combination of interest rate and tax cuts would spark an economic revival. Over the course of the half-year, Microsoft was one of the portfolio's leading performers, as the threat of an anti-trust inspired break-up was lifted. IBM also did well, as did semiconductor stocks KLA-Tencor and Novellus Systems.

Ironically, healthcare stocks performed surprisingly poorly at a time when they should have represented a safe haven. In times of weak economic growth, stocks such as these with relatively stable earnings growth have tended to perform well. But the industry has been beset by bad news, including evidence of growing conservatism at the Food and Drug Administration (FDA) and product setbacks. Merck was one of the Fund's worst performers after it issued a profit warning. Amgen, Bristol-Myers Squibb and Pfizer also lost value.

There were, however, strong performances from a number of the smaller holdings in the consumer discretionary sector. These included: Bed Bath & Beyond, Best Buy, BJ's Wholesale Club and Tricon Global. Such stocks benefited from relatively low valuations.

LOOKING AHEAD
While corporate earnings announcements may bring further negative surprises, the manager is cautiously optimistic. Following the equity market's one-year decline, stocks are now more fairly valued. Consumer confidence and unemployment statistics suggest that the economy is not currently in decline. Should the Fed's rate cuts be effective, there could be clear signs of recovery in the fall.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. MICROSOFT CORP. (8.4%) Develops, manufactures licenses, sells and supports software products. It offers operating system software, server application software, business and consumer applications software, software development tools and Internet and Intranet software. Microsoft also develops the MSN network of Internet products and services.

2. GENERAL ELECTRIC CO. (5.3%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

3. PFIZER, INC. (5.0%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

4. INTERNATIONAL BUSINESS MACHINES CORP. (4.5%) Provides technologies, systems, products, services, software and financing. The Company offers products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

5. INTEL CORP. (4.4%) Designs, manufactures and sells computer components and related products. Major products include chipsets, microprocessors, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

6. WAL-MART STORES, INC. (4.2%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

7. MERRILL LYNCH & CO., INC. (4.2%) Provides a variety of financial and investment services through offices around the world. The Company serves the needs of both individual and institutional clients with a diverse range of financial services including personal financial planning, trading and brokering, banking and lending and insurance.

8. GOLDMAN SACHS GROUP, INC. (3.5%) Specializes in investment banking, trading and principal investments and asset management and securities services. It provides services to corporations, financial institutions, governments and high-net worth individuals.

9. TRICON GLOBAL RESTAURANTS, INC. (3.3%) Owns and franchises approximately 30,000 quick-service restaurants in 100 countries and territories. Its restaurants include Pizza Hut, KFC and Taco Bell.

10. MERCK & CO., INC. (2.9%) Discovers, develops, manufactures and markets a broad range of human and animal health products. It also provides pharmaceutical benefit services.

Top 10 equity holdings comprised 45.7% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                           SINCE
                                         INCEPTION
                          1 YEAR          (7/1/99)
Equity Growth II Fund    -33.03%           -11.54%

[CHART]

LIF OF FUND PERFORMANCE (7/1/99 TO 6/30/01)

                      JPMORGAN                S&P 500/BARRA             LIPPER LARGE-CAP
               EQUITY GROWTH II FUND           GROWTH INDEX            GROWTH FUNDS INDEX

  7/1/1999               10000                      10000                      10000
  07/31/99            9,480.00                   9,683.60                   9,716.00
  08/31/99            9,510.34                   9,817.91                   9,539.17
  09/30/99            9,390.51                   9,434.03                   9,186.22
  10/31/99           10,090.10                   9,966.11                   9,629.00
11/30/1999           10,519.94                   9,907.31                   9,662.70
12/31/1999           11,476.20                  10,279.83                   9,960.31
 1/31/2000           11,026.33                   9,952.93                   9,538.99
 2/29/2000           11,657.04                   9,330.87                   9,137.40
 3/31/2000           12,267.87                  10,304.08                   9,974.38
 4/30/2000           11,757.53                  10,235.04                   9,863.67
 5/31/2000           10,706.41                  10,266.77                   9,870.57
 6/30/2000           11,687.12                   9,861.23                   9,761.99
 7/31/2000           11,356.37                  10,058.46                   9,718.06
 8/31/2000           12,167.21                  10,733.38                  10,280.74
 9/30/2000           10,696.19                  10,731.23                  10,118.30
10/31/2000           10,195.61                  10,931.91                  10,199.25
11/30/2000            8,994.57                  10,372.19                    9761.70
12/31/2000            8,787.69                  10,906.36                   10155.10
 1/31/2001            9,208.62                  11,366.61                   10239.39
 2/28/2001            7,956.25                  10,613.00                    9745.85
 3/31/2001            7,204.38                  10,193.79                    9366.74
 4/30/2001            8,025.68                  10,884.93                    9897.83
 5/31/2001            7,935.79                  10,999.22                   10057.18
 6/30/2001               7,825                     10,633                      9,784

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Fund commenced operations on July 1, 1999.

Chart illustrates the comparative performance for $10,000 invested in the JPMorgan Equity Growth II Fund, S&P 500/BARRA Growth Index and the Lipper Large-Cap Growth Funds Index from July 1, 1999 to June 30, 2001.

The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. Performance of the indices does not include sales charges and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The S&P 500/BARRA Growth Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held Common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper Large-Cap Growth Funds Index consists of funds that invest in large-cap growth stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. an individual cannot invest directly in an index.

JPMORGAN EQUITY GROWTH II FUND
PORTFOLIO OF INVESTMENTS

As of June 30, 2001 (unaudited)
(Amounts in thousands)

SHARES             ISSUER                                            VALUE
--------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.5%
--------------------------------------------------------------------------
                   COMMON STOCK -- 98.5%
                   ---------------------
                   BANKING -- 0.9%
    18             Synovus Financial Corp.                        $    555

                   BIOTECHNOLOGY -- 2.5%
    18             Amgen, Inc. *                                     1,090
     7             Genzyme Corp. - General Division *                  445
                                                                  --------
                                                                     1,535
                   BROADCASTING/CABLE -- 0.6%
     8             Comcast Corp., Class A *                            354

                   BUSINESS SERVICES -- 0.4%
     4             Affiliated Computer Services, Inc., Class A *       266

                   COMPUTER NETWORKS -- 1.3%
    45             Cisco Systems, Inc. *                               824

                   COMPUTER SOFTWARE -- 12.4%
    15             Computer Associates International, Inc.             553
     4             Electronic Arts, Inc. *                             249
    10             First Data Corp.                                    623
    71             Microsoft Corp. *                                 5,206
    56             Oracle Corp. *                                    1,059
                                                                  --------
                                                                     7,690
                   COMPUTERS/COMPUTER HARDWARE -- 6.9%
    31             EMC Corp. *                                         887
    25             International Business Machines Corp.             2,777
    40             Sun Microsystems, Inc. *                            628
                                                                  --------
                                                                     4,292
                   CONSUMER PRODUCTS -- 1.6%
    13             Philip Morris Companies, Inc.                       659
     5             Procter & Gamble Co.                                345
                                                                  --------
                                                                     1,004
                   DIVERSIFIED -- 5.3%
    67             General Electric Co.                              3,270

                   ENTERTAINMENT/LEISURE -- 0.6%
    10             Harrah's Entertainment, Inc. *                      342

                   FINANCIAL SERVICES -- 9.7%
    14             Citigroup, Inc.                                     753
    25             Goldman Sachs Group, Inc.                         2,154

                       See notes to financial statements.

SHARES             ISSUER                                            VALUE
     8             Household International, Inc.                       520
    44             Merrill Lynch & Co., Inc.                         2,607
                                                                  --------
                                                                     6,034
                   FOOD/BEVERAGE PRODUCTS -- 3.5%
    17             Coca-Cola Co.                                       781
    31             PepsiCo, Inc.                                     1,383
                                                                  --------
                                                                     2,164
                   HEALTH CARE/HEALTH CARE SERVICES -- 2.6%
    10             Becton, Dickinson & Co.                             367
    12             Biomet, Inc.                                        562
     7             Stryker Corp.                                       373
     7             Tenet Healthcare Corp. *                            335
                                                                  --------
                                                                     1,637
                   MULTI-MEDIA -- 2.5%
    30             AOL Time Warner, Inc. *                           1,572

                   OIL & GAS -- 1.7%
    24             BJ Services Co. *                                   670
     5             Exxon Mobil Corp.                                   393
                                                                  --------
                                                                     1,063
                   PHARMACEUTICALS -- 15.7%
    18             Bristol-Myers Squibb Co.                            944
    11             Cardinal Health, Inc.                               731
    13             Elan Corp., PLC, ADR (Ireland) *                    766
     9             Eli Lilly & Co.                                     681
    34             Johnson & Johnson                                 1,703
    29             Merck & Co., Inc.                                 1,823
    77             Pfizer, Inc.                                      3,081
                                                                  --------
                                                                     9,729
                   PIPELINES -- 0.9%
    12             Dynegy, Inc., Class A                               539

                   RESTAURANTS/FOOD SERVICES -- 3.3%
    47             Tricon Global Restaurants, Inc. *                 2,050

                   RETAILING -- 12.2%
    22             Bed Bath & Beyond, Inc. *                           690
    10             BJ's Wholesale Club, Inc. *                         533
     6             CVS Corp.                                           220
    12             Kohl's Corp. *                                      728
    13             Lowe's Companies, Inc.                              965
    45             Target Corp.                                      1,541
    54             Wal-Mart Stores, Inc.                             2,613
     7             Walgreen Co.                                        253
                                                                  --------
                                                                     7,543
                   SEMI-CONDUCTORS -- 12.4%
    22             Applied Materials, Inc. *                         1,085
    94             Intel Corp.                                       2,743
    19             KLA-Tencor Corp. *                                1,109
    39             Lam Research Corp. *                              1,155

                       See notes to financial statements.

SHARES             ISSUER                                            VALUE
    23             Novellus Systems, Inc. *                          1,302
     3             NVIDIA Corp.*                                       288
                                                                  --------
                                                                     7,682

                   TELECOMMUNICATIONS EQUIPMENT -- 0.6%
     4             CIENA Corp. *                                       158
     8             Juniper Networks, Inc. *                            242
                                                                  --------
                                                                       400

                   UTILITIES -- 0.9%
    15             Duke Energy Corp.                                   573
--------------------------------------------------------------------------
                   TOTAL LONG-TERM INVESTMENTS                      61,118
                   (Cost $68,323)

--------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.5%
--------------------------------------------------------------------------
PRINCIPAL
AMOUNT
                   REPURCHASE AGREEMENT -- 1.5%
                   ----------------------------
$  960             Greenwich Capital Markets, Inc., Tri-Party,
                   4.05%, 07/02/01, repurchase price $960,
                   secured by U.S. Government Agency Obligation        960
                   (Cost $960)
--------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100.0%                    $ 62,078
                   (Cost $69,283)
--------------------------------------------------------------------------

INDEX
*    -  Non-Income producing security
ADR  -  American Depository Receipt

                       See notes to financial statements.

JPMORGAN EQUITY GROWTH II FUND
STATEMENT OF ASSETS AND LIABILITIES As of June 30, 2001 (unaudited) (Amounts in thousands, except per share amounts)

ASSETS:
  Investment securities, at value                       $62,078
  Cash                                                        1
  Receivables:
    Interest and dividends                                   33
                                                        -------
      Total Assets                                       62,112
                                                        -------
LIABILITIES:
  Accrued liabilities:
    Investment advisory fees                                 15
    Administration fees                                       8
    Other                                                    84
                                                        -------
      Total Liabilities                                     107
                                                        -------
NET ASSETS:
  Paid in capital                                        86,963
  Accumulated undistributed net investment income            38
  Accumulated net realized loss on investments          (17,791)
  Net unrealized depreciation on investments             (7,205)
                                                        -------
      Net Assets                                        $62,005
                                                        =======
Shares of beneficial interest outstanding
($.001 par value; unlimited number of shares
authorized)                                               7,936

Net Asset Value, maximum offering and
redemption price per share                              $  7.81
                                                        -------
Cost of investments                                     $69,283
                                                        -------

                       See notes to financial statements.

JPMORGAN EQUITY GROWTH II FUND
STATEMENT OF OPERATIONS For the six months ended June 30, 2001 (unaudited) (Amounts in thousands)

INVESTMENT INCOME:
  Dividend                                              $   183
  Interest                                                   52
  Foreign taxes withheld                                     (1)
                                                        -------
    Total investment income                                 234
                                                        -------
EXPENSES:
  Investment advisory fees                                  126
  Administration fees                                        47
  Custody and accounting fees                                13
  Printing and postage                                        1
  Professional fees                                          14
  Registration expenses                                       8
  Transfer agent fees                                        11
  Trustees' fees                                              1
  Other                                                       1
                                                        -------
    Total expenses                                          222
  Less amounts voluntary waived from
    Investment Advisor                                      (32)
                                                        -------
    Net expenses                                            190
                                                        -------
      Net investment income                                  44
                                                        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions          (13,072)
  Change in net unrealized appreciation/depreciation
  on investments                                          5,517
                                                        -------
  Net realized and unrealized loss on investments        (7,555)
                                                        -------
  Net decrease in net assets from operations            $(7,511)
                                                        =======

                       See notes to financial statements.

JPMORGAN EQUITY GROWTH II FUND
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in thousands)

                                                       SIX MONTHS           YEAR
                                                         ENDED              ENDED
                                                       6/30/2001          12/31/2000
                                                       ----------         ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                 $     44            $     84
  Net realized loss on investment transactions           (13,072)             (4,702)
  Change in net unrealized appreciation/depreciation
  of investments                                           5,517             (17,224)
                                                        --------            --------
    Decrease in net assets from operations                (7,511)            (21,842)
                                                        --------            --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        -                (101)
                                                        --------            --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                9,255              71,222
  Dividends reinvested                                         -                 101
  Cost of shares redeemed                                 (8,430)            (21,907)
                                                        --------            --------
    Increase from capital share transactions                 825              49,416
                                                        --------            --------
    Total decrease in net assets                          (6,686)             27,473
NET ASSETS:
  Beginning of period                                     68,691              41,218
                                                        --------            --------
  End of period                                         $ 62,005            $ 68,691
                                                        ========            ========
SHARE TRANSACTIONS:
  Shares sold                                              1,151               6,233
  Shares issued from reinvestment of dividends                 -                  12
  Shares redeemed                                         (1,045)             (2,008)
                                                         -------            --------
                                                             106               4,237
                                                         =======            ========

                       See notes to financial statements.

JPMORGAN EQUITY GROWTH II FUND
-------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
June 30, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Chase Equity Growth II Fund ("EGII") or, the "Fund," is a separate series of the Trust. The Fund commenced operations on July 1, 1999.

    The Fund seeks to provide capital appreciation by emphasizing its investments in the growth sectors of the economy. The Fund may be purchased only by participating employee benefit plans that meet the minimum investment requirement.

    THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE FUND:

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith or at the direction of the Trustees.

    B. REPURCHASE AGREEMENTS -- The Fund may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading account by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

    C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

    D. FEDERAL INCOME TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

    E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent the "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

    F. EXPENSES -- Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or another reasonable basis.

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. INVESTMENT ADVISORY FEE -- Pursuant to a separate Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Fund. Chase is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., formerly The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets.

    B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Fund a fee computed at an annual rate equal to 0.10% of the Fund's average daily net assets.

    C.  SUB-ADMINISTRATION FEES -- Pursuant to a Distribution and
        Sub-Administration Agreement, J.P. Morgan Fund Distributors, Inc. (The "Distributor", formerly Chase Fund Distributors, Inc.), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the Fund's distributor and sub-administrator.

        For the sub-administrative services it performs, The Distributor is entitled to receive a fee from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets.

    D. OTHER -- Certain officers of the Trust are officers of the Distributor or of its parent corporation, The BISYS Group, Inc.

3.  INVESTMENT TRANSACTIONS
    For the six months ended June 30, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

    Purchases (excluding U.S. Government)        $49,504
    Sales (excluding U.S. Government)             47,654

4.  FEDERAL INCOME TAX MATTERS
    For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities as of June 30, 2001 are as follows (in thousands):

    Aggregate cost                               $69,283
                                                 -------
    Gross unrealized appreciation                  9,222
                                                 -------
    Gross unrealized depreciation                 (2,017)
                                                 -------
    Net unrealized appreciation (depreciation)    (7,205)
                                                 -------

5.  CONCENTRATIONS
    As of June 30, 2001, EGII invested 33.6% of its portfolio in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

    As of June 30, 2001, EGII invested 20.8% of its portfolio in securities issued by companies in the health care industry, such as biotechnology companies, pharmaceutical companies and health care service providers.

6.  CONCENTRATION OF SHAREHOLDERS
    At June 30, 2001, all shares outstanding for the Fund are owned by the participants in The Chase Manhattan Bank 401(k) Savings Plan.

JPMORGAN EQUITY GROWTH II FUND^
FINANCIAL HIGHLIGHTS For the periods indicated (unaudited)

                                             SIX MONTHS             YEAR             7/1/99*
                                               ENDED               ENDED             THROUGH
                                             6/30/2001           12/31/2000         12/31/1999
                                             ----------          ----------         ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $8.77              $11.47              $10.00
                                              -------            --------             -------
Income from investment operations:
  Net investment income                             -                0.01                0.01
  Net gains or losses on investments
  (both realized and unrealized)                (0.96)              (2.70)               1.47
                                              -------            --------             -------
    Total from investment operations            (0.96)              (2.69)               1.48
                                              -------            --------             -------
Less distributions:
  Dividends from net investment income              -                0.01                0.01
                                              -------            --------             -------
Net asset value, end of period                  $7.81               $8.77              $11.47
                                              =======            ========             =======
Total return                                   (10.95%)            (23.43%)             14.76%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)            $62                 $69                 $41
Ratios to average net assets: #
  Expenses                                       0.60%               0.60%               0.59%
  Net investment income                          0.14%               0.10%               0.33%
  Expenses without waivers and reimbursements    0.70%               0.80%               1.42%
  Net investment income without waivers and
  reimbursements                                 0.04%              (0.10%)             (0.50%)
Portfolio turnover rate                            77%                 33%                  5%

*  Commencement of operations.
#  Short periods have been annualized.
^  Formerly Chase Equity Growth II Fund.


                              See notes to financial statements.